UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2024

Golden Arrow Merger Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 E. 53rd Street, 13th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-2214

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GAMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GAMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GAMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 9, 2024, Golden Arrow Merger Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company, Beam Merger Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of the Company (“Merger Sub”), and Bolt Threads, Inc., a Delaware corporation (“Bolt Threads”), as described in the proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (“SEC”) on July 18, 2024 (the “Proxy Statement”).

On June 10, 2024, the record date for the Special Meeting, there were an aggregate of 7,765,437 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), and Class B common stock, par value $0.0001 per share (the “Class B common stock” and, collectively with the Class A common stock, the “common stock”), entitled to be voted at the Special Meeting. At the Special Meeting, 7,238,180 shares of the Company’s common stock, or approximately 93.21% of the shares entitled to vote at the Special Meeting, were represented in person or by proxy.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals (on a non-binding advisory basis), the election of each director nominee pursuant to the Election of Directors Proposal, the Incentive Plan Proposal, the ESPP Proposal, and the Nasdaq Proposal, in each case as defined and described in greater detail in the Proxy Statement. Set forth below are the final voting results for the Business Combination Proposal, the Charter Amendment Proposal, each of the Governance Proposals (on a non-binding advisory basis), the election of each director nominee pursuant to the Election of Directors Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Nasdaq Proposal:

Proposal 1: Business Combination Proposal

The proposal to approve and adopt the Business Combination Agreement, dated as of October 4, 2023 (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, Bolt Threads and Merger Sub, and the Business Combination. The voting results of the shares of common stock were as follows:

For	Against	Abstentions
7,223,742	14,438	0

Proposal 2: Charter Amendment Proposal

The proposal to adopt the proposed second amended and restated certificate of incorporation of the Company attached as Annex B to the Proxy Statement. The voting results of the shares of common stock were as follows:

For	Against	Abstentions
7,223,742	14,438	0

Proposal 3: Governance Proposals

The following seven separate governance proposals relating to the material differences between the Company’s current amended and restated certificate of incorporation and the proposed second amended and restated certificate of incorporation of the Company were approved on a non-binding advisory basis. The voting results of the shares of common stock for each of the proposals were as follows:

(a)	To change the name of the Company to “Bolt Projects Holdings, Inc.” from the current name of “Golden Arrow Merger Corp.”;

For	Against	Abstentions
7,223,742	14,438	0

(b)	To increase the number of shares of (i) common stock the Company is authorized to issue from 220,000,000 shares to 500,000,000 shares and (ii) preferred stock the Company is authorized to issue from 1,000,000 shares to 50,000,000 shares;

For	Against	Abstentions
7,223,742	14,438	0

(c)	To increase the required voting thresholds to approve amendments to the bylaws and to certain provisions of the proposed amended and restated certificate of incorporation of the Company;

For	Against	Abstentions
7,223,742	14,438	0

(d)	To require a supermajority vote for the removal of directors for cause;

For	Against	Abstentions
7,223,717	14,463	0

(e)	To remove the provision renouncing the corporate opportunity doctrine;

For	Against	Abstentions
7,223,717	14,438	25

(f)	To eliminate the rights and privileges of the Company’s Class B common stock and to redesignate the Company’s Class A common stock and Class B common stock as common stock (after giving effect to the conversion of each outstanding share of the Company’s Class B common stock immediately prior to the closing of the Business Combination into one share of the Company’s Class A common stock);

For	Against	Abstentions
7,223,742	14,438	0

(g)	To eliminate certain provisions related to related to the Company’s status as a special purpose acquisition company that will no longer be relevant following the closing of the Business Combination;

For	Against	Abstentions
7,223,742	14,438	0

Proposal 4: Election of Directors Proposal

The proposal to elect, effective at closing of the Business Combination, nine directors to serve staggered terms on the board of directors until the first, second and third annual meetings of stockholders after the closing of the Business Combination, respectively, and until their respective successors are duly elected and qualified. The voting results of the shares of the Class B common stock, which have the exclusive right to elect directors prior to the initial business combination, were as follows:

Class I Directors:

Daniel Widmaier

For	Against	Abstentions
140,000	0	0

David Breslauer

For	Against	Abstentions
140,000	0	0

Jeri Finard

For	Against	Abstentions
140,000	0	0

Class II Directors:

Jerry Fiddler

For	Against	Abstentions
140,000	0	0

Steven Klosk

For	Against	Abstentions
140,000	0	0

Esther van den Boom

For	Against	Abstentions
140,000	0	0

Class III Directors:

Ransley Carpio

For	Against	Abstentions
140,000	0	0

Daniel Steefel

For	Against	Abstentions
140,000	0	0

Sami Naffakh

For	Against	Abstentions
140,000	0	0

Proposal 5: Incentive Plan Proposal

The proposal to approve and adopt the incentive plan established to be effective after the closing of the Business Combination. The voting results of the shares of common stock were as follows:

For	Against	Abstentions
7,221,941	16,239	0

Proposal 6: ESPP Proposal

The proposal to approve and adopt the employee stock purchase plan established to be effective after the closing of the Business Combination. The voting results of the shares of common stock were as follows:

For	Against	Abstentions
7,223,742	14,438	0

Proposal 7: Nasdaq Proposal

The proposal to issue Class A common stock to the Bolt Threads stockholders in the Business Combination and to the PIPE Subscribers and as described in the Proxy Statement. The voting results of the shares of common stock were as follows:

For	Against	Abstentions
7,223,742	14,438	0

At the Special Meeting, the Adjournment Proposal (as defined in the Proxy Statement) was not presented to the stockholders as the Business Combination Proposal, the Charter Amendment Proposal, the Governance Proposals, the Election of Directors Proposal, the Incentive Plan Proposal, the ESPP Proposal and the Nasdaq Proposal received a sufficient number of votes for approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ARROW MERGER CORP.

By:	/s/ Timothy Babich
	Name:	Timothy Babich
	Title:	Chief Executive Officer and Chief Financial Officer

Date: August 12, 2024